UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 7, 2022

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 7, 2022, ABPCIC Funding III LLC, a wholly-owned subsidiary of AB Private Credit Investors Corporation, entered into the fourth amendment (the “Fourth Amendment”) to that certain credit agreement (as amended, the “Warehouse Credit Agreement”) establishing its warehouse credit facility among the lenders referred to therein, Natixis, New York Branch, as administrative agent, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian. The Fourth Amendment provides for, among other things, (i) an upsize of the aggregate principal amount of the commitments under the Warehouse Credit Agreement from $225,000,000 to $250,000,000 and (ii) the replacement of the London Interbank Offered Rate with Term SOFR (as defined in the Warehouse Credit Agreement) plus the Applicable Margin (as defined in the Warehouse Credit Agreement) with respect to each Loan (as defined in the Warehouse Credit Agreement).

The foregoing description is only a summary of the material provisions of the Fourth Amendment and is qualified in its entirety by reference to a copy of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 10.1	Fourth Amendment to Credit Agreement, dated as of March 7, 2022, among ABPCIC Funding III LLC, as borrower, the lenders referred to therein, Natixis, New York Branch, as administrative agent, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022	AB PRIVATE CREDIT INVESTORS CORPORATION
	By:	/s/ Neal Kalechofsky
Neal Kalechofsky
Secretary